===============================================================================
THE STRONG SCHAFER
VALUE FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1998


                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Schafer Value Fund II.........................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................5
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................6
     Statements of Changes in Net Assets......................................7
     Notes to Financial Statements............................................7

FINANCIAL HIGHLIGHTS..........................................................8



                                 [STRONG LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 8286H98

================================
THE STRONG SCHAFER VALUE FUND II
================================

WE BELIEVE THAT TODAY'S HISTORICALLY HIGH MARKET VALUATION MAKES THIS AN IDEAL TIME FOR THE APPLICATION OF OUR DISCIPLINED INVESTMENT PROCESS.

The Strong Schafer Value Fund II seeks above-average investment results by investing in stocks that have above-average earnings growth potential, but trade at a discount. In practice, this is accomplished by purchasing only stocks with projected two-to-three year earnings per share growth rates higher than the S&P 500 and price-to-earnings ratios lower than the S&P 500.

FIRST HALF PERFORMANCE
For the period from January 1, 1998 to June 30, 1998, the Strong Schafer Value Fund II returned 0.86%.(1) The Fund's benchmark, the S&P 500, advanced 17.71% over that same period.* While the Fund's performance lagged the S&P 500 during this interim period, we continue to apply our time-tested value investment style in a disciplined manner.

A NARROW MARKET
While the S&P 500 index has continued to advance year to date, it has increasingly been driven by a small number of large-capitalization stocks. Historically, our investment strategy has led us to be approximately two-thirds invested in large-capitalization stocks and one-third in middle-capitalization stocks. Over the past three quarters, however, we have made a conscious decision to gradually reverse that ratio. We have noted that currently, mid-cap stocks generally offer better value than large-cap stocks, which have been attaining higher and higher P/E ratios. Unfortunately for our recent relative performance, large-cap stocks have continued to outpace the broader market and our portfolio. On the positive side, we now hold a portfolio with one of the deepest discounts to the market P/E ratio that I can remember. Currently, the S&P 500 trades at nearly 24 times consensus projected 1998 earnings and has projected earnings growth of less than 7% in 1999. The Strong Schafer Value Fund II currently trades at approximately 15 times estimated 1998 earnings, and earnings are expected to grow nearly 15% in 1999.

While we cannot predict when investor preferences will change, we believe today's investor focus on higher-price, larger-cap stocks will eventually moderate, and ultimately investors are likely to look for stocks that trade at more reasonable multiples compared to their underlying earnings growth rate. We have seen similar circumstances in the past; 1990 and 1994 both come quickly to mind. We have noted that, in these situations, investment styles similar to ours tend to experience periods of weak relative performance that tend to be followed by strong relative performance.

OTHER SIGNIFICANT FACTORS
Investors' current preference for large-cap stocks was not the only factor that affected the performance of our portfolio in the first half. Weakness in the economies of Southeast Asia hurt the performance of our holdings with exposure, both real and perceived, to that part of the world. Stocks like Arrow Electronics, Harman International and Avnet, all involved in the electronics industry, underperformed significantly during the first half because Asian weakness was expected to slow their business. Cummins Engine and Boeing also underperformed as Asian demand for their products lessened.

Declining oil prices, due to increasing oil supply and reduced demand related to mild weather and weak Asian economies, were also a big factor in the portfolio's performance this half. This led to underperformance in our oil-related holdings including our refiners, Sun Company and Ultramar Diamond Shamrock, and our offshore drilling companies, R&B Falcon and Diamond Offshore Drilling. Both of the drilling companies have significant positions in deep-water drilling which have remained relatively insulated from oil price declines; consequently we view them both as good values at this time.

There were several positives in the first half, including our financial holdings. Banks like Chase Manhattan, NationsBank, Citicorp and Mellon outperformed the market in the first half as the U.S. economy remained strong and interest rates declined. The same factors helped our holdings in the construction industry. Manufactured home builder Champion Enterprises, and cement companies Southdown and Lafarge, also returned more than the market in the first half.

POSITIVE OUTLOOK
Our investment style, coupled with a two-tiered market, has created a portfolio even more inexpensive, relative to the S&P 500 on a P/E basis, than usual. We believe that today's historically high market valuation makes this an ideal time for the application of our disciplined investment process.

Thank you for your continued faith in our investment approach.

[PHOTO OF DAVID K. SCHAFER]

Sincerely,


/s/ David K. Schafer
David K. Schafer
Portfolio Manager


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 10-10-97 to 6-30-98
[GRAPH]

                          THE STRONG                    Lipper Growth
                        SCHAFER VALUE      S&P 500       and Income
                           FUND II          Index*       Funds Index*
            9-97           10,000          10,000          10,000
            12-97           9,919          10,072          10,209
            3-98           10,721          11,477          11,373
            6-98           10,005          11,856          11,395

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth & Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares in the Fund.

                                                ===============================
                                                        TOTAL RETURN(1)
                                                ===============================
                                                         As of 6-30-98

                                                SINCE INCEPTION            .05%
                                                  (on 10-10-97)
                                                ===============================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S& P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

==========================================================================================================================
PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 7-7-98 (UNAUDITED)
==========================================================================================================================
                                                CLOSING PRICE           EARNINGS PER SHARE            PRICE/EARNINGS RATIO
SECURITY                                           (7-7-98)        1997A       1998E       1999E       1998E       1999E
New Holland                                         19 1/8          2.60        2.85       3.10          6.7         6.2
 ..........................................................................................................................
R&B Falcon Drilling                               21 13/16          1.52        1.95       3.15         11.2         6.9
 ..........................................................................................................................
International Nickel                               13 5/16         -0.08        1.25       1.65         10.7         8.1
 ..........................................................................................................................
KLM Royal Dutch Air                                 42 1/8           N/A        4.30       5.20          9.8         8.1
 ..........................................................................................................................
UCAR International                                  28 5/8          3.07        2.85       3.10         10.0         9.2
 ..........................................................................................................................
Asia Pulp & Paper                                  11 7/16          0.65        0.75       1.20         15.3         9.5
 ..........................................................................................................................
Cummins Engine                                     52 7/16          5.50        5.30       5.45          9.9         9.6
 ..........................................................................................................................
Harman International                                    38          2.90        2.90       3.95         13.1         9.6
 ..........................................................................................................................
Borg Warner Auto                                    48 1/2          4.35        4.35       5.00         11.1         9.7
 ..........................................................................................................................
Cleveland-Cliffs                                  55 15/16          4.05        4.90       5.65         11.4         9.9
 ..........................................................................................................................
Diamond Offshore                                    39 3/8          1.96        2.90       3.90         13.6        10.1
 ..........................................................................................................................
Owens Corning                                     40 13/16          3.00        3.10       4.00         13.2        10.2
 ..........................................................................................................................
Arrow Electronics                                   21 3/8          2.05        1.60       2.04         13.4        10.5
 ..........................................................................................................................
Ultramar Diamond                                    31 5/8          1.80        2.25       2.95         14.1        10.7
 ..........................................................................................................................
Ford Motor                                          59 3/4          5.35        5.45       5.50         11.0        10.9
 ..........................................................................................................................
Partner Re Ltd.                                     52 3/8          4.37        4.50       4.80         11.6        10.9
 ..........................................................................................................................
Sun Company                                        38 7/16          2.90        3.05       3.50         12.6        11.0
 ..........................................................................................................................
Armstrong World                                    68 3/16          5.22        5.38       6.05         12.7        11.3
 ..........................................................................................................................
Goodyear Tire & Rubber                              65 1/2          4.75        5.05       5.60         13.0        11.7
 ..........................................................................................................................
Avnet                                              55 5/16          4.23        4.15       4.60         13.3        12.0
 ..........................................................................................................................
Lafarge Corp                                        39 1/2          2.50        2.90       3.25         13.6        12.2
 ..........................................................................................................................
Burlington Northern                               99 15/16          5.95        7.10       8.00         14.1        12.5
 ..........................................................................................................................
W.R. Berkely                                        40 1/2          2.74        2.80       3.20         14.5        12.7
 ..........................................................................................................................
IBP Corporation                                   18 15/16          1.24        1.30       1.40         14.1        13.1
 ..........................................................................................................................
Kansas City Power & Light                          29 3/16          1.17        2.10       2.20         13.9        13.3
 ..........................................................................................................................
Old Republic International                          30 1/2          2.10        2.10       2.30         14.5        13.3
 ..........................................................................................................................
Southdown                                         71 15/16          3.90        4.65       5.30         15.5        13.6
 ..........................................................................................................................
Champion Enterprises                               29 1/16          1.45        1.75       2.10         16.6        13.8
 ..........................................................................................................................
FDX Corporation                                     61 1/8          3.50        3.80       4.35         16.1        14.1
 ..........................................................................................................................
Western Resources                                  39 7/16          2.45        2.65       2.80         14.9        14.1
 ..........................................................................................................................
Chase Manhattan                                         77          4.17        4.80       5.35         16.0        14.4
 ..........................................................................................................................
NationsBank                                       83 11/16          4.28        4.65       5.60         18.0        14.9
 ..........................................................................................................................
Citicorp                                         157 15/16          8.30        9.35      10.50         16.9        15.0
 ..........................................................................................................................
Boeing Company                                      48 5/8          1.05        1.70       3.15         28.6        15.4
 ..........................................................................................................................
Phillips Petroleum                                  49 1/2          3.45        2.80       3.15         17.7        15.7
 ..........................................................................................................................
GTE Corporation                                     56 7/8          2.93        3.05       3.50         18.6        16.3
 ..........................................................................................................................
Electronic Data Systems                             38 1/2          1.85        2.00       2.30         19.3        16.7
 ..........................................................................................................................
Storage Technology                                  44 1/8          1.87        2.20       2.65         20.1        16.7
 ..........................................................................................................................
Repsol                                                  57          2.75        3.05       3.35         18.7        17.0
 ..........................................................................................................................
May Department Stores                                   68          3.16        3.45       3.80         19.7        17.9
 ..........................................................................................................................
Mellon Bank                                       70 13/16          2.90        3.25       3.60         21.8        19.7
 ..........................................................................................................................
Kansas City Southern Industries                    50 3/16          1.30        1.75       2.05         28.7        24.5
                                                                                                        ------------------
STRONG SCHAFER VALUE FUND II PORTFOLIO AVERAGES                                                         15.0        12.7

S&P 500 INDEX                                     1,157.31                     45.36      48.37         24.2        22.7

A=ACTUAL   E=ESTIMATE


SCHEDULE OF INVESTMENTS IN SECURITIES                 JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 98.9%
AEROSPACE & DEFENSE 2.7%
The Boeing Company                                          600       $ 26,737

AIRLINE 5.5%
FDX Corporation (b)                                         400         25,100
KLM Royal Dutch Airlines                                    700         28,656
                                                                      --------
                                                                        53,756
AUTO & TRUCK PARTS 7.1%
Borg-Warner Automotive, Inc.                                500         24,031
Cummins Engine Company, Inc.                                450         23,063
The Goodyear Tire & Rubber Company                          350         22,553
                                                                      --------
                                                                        69,647
AUTOMOBILE 2.7%
Ford Motor Company                                          450         26,550

BANKS 10.1%
The Chase Manhattan Corporation                             350         26,425
Citicorp                                                    150         22,388
Mellon Bank Corporation                                     450         31,331
NationsBank Corporation                                     250         19,125
                                                                      --------
                                                                        99,269
BROKERAGE 2.3%
Kansas City Southern Industries, Inc.                       450         22,331

BUILDING MATERIALS 8.9%
Lafarge Corporation                                         800         31,450
Owens Corning                                               600         24,487
Southdown, Inc.                                             450         32,119
                                                                      --------
                                                                        88,056
COMPUTER EQUIPMENT & SERVICE 5.5%
Electronic Data Systems Corporation                         600         24,000
Storage Technology Corporation (b)                          700         30,362
                                                                      --------
                                                                        54,362
ELECTRIC UTILITIES 4.6%
Kansas City Power & Light Company                           750         21,750
Western Resources, Inc.                                     600         23,288
                                                                      --------
                                                                        45,038
ELECTRONIC PARTS DISTRIBUTION 3.7%
Arrow Electronics, Inc. (b)                                 800         17,400
Avnet, Inc.                                                 350         19,141
                                                                      --------
                                                                        36,541
FOOD 1.7%
IBP, Inc.                                                   950         17,219

HOUSING RELATED 7.4%
Armstrong World Industries, Inc.                            300         20,212
Champion Enterprises, Inc. (b)                            1,000         29,250
Harman International Industries, Inc.                       600         23,100
                                                                      --------
                                                                        72,562
INSURANCE 7.3%
W. R. Berkley Corporation                                   550         22,034
Old Republic International Corporation                      900         26,381
PartnerRe, Ltd.                                             450         22,950
                                                                      --------
                                                                        71,365
MACHINERY - AGRICULTURE 1.5%
New Holland NV                                              750         14,719

METALS & MINING 5.9%
Cleveland-Cliffs, Inc.                                      500         26,813
Inco, Ltd.                                                  700          9,537
UCAR International, Inc. (b)                                750         21,891
                                                                      --------
                                                                        58,241
OIL 8.4%
Phillips Petroleum Company                                  450         21,684
Repsol SA Sponsored ADR                                     500         27,500
Sun Company, Inc.                                           300         11,644
Ultramar Diamond Shamrock Corporation                       700         22,094
                                                                      --------
                                                                        82,922
OIL WELL EQUIPMENT & SERVICE 5.0%
Diamond Offshore Drilling, Inc.                             600         24,000
R&B Falcon Corporation (b)                                1,108         25,069
                                                                      --------
                                                                        49,069
PAPER & FOREST PRODUCTS 1.4%
Asia Pulp & Paper Company, Ltd. ADR                       1,200         13,500

RAILROAD 2.5%
Burlington Northern Santa Fe Corporation                    250         24,547

RETAIL - DEPARTMENT STORE 2.7%
May Department Stores Company                               400         26,200

TELECOMMUNICATIONS 2.0%
GTE Corporation                                             350         19,469
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $953,178)                                    972,100
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.25%          $  100            100
Johnson Controls, Inc., 5.26%                             9,700          9,700
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,800)                               9,800
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $962,978) 99.9%                  981,900
Other Assets and Liabilities, Net 0.1%                                   1,037
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                     $982,937
==============================================================================

LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.


Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Value (Cost of $962,978)              $981,900
  Dividends and Interest Receivable                                        928
  Other Assets                                                           8,177
                                                                      --------
  Total Assets                                                         991,005

ACCRUED OPERATING EXPENSES AND OTHER LIABILITIES                         8,068
                                                                      --------
NET ASSETS                                                            $982,937
                                                                      ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                       $988,861
  Accumulated Net Investment Loss                                         (704)
  Accumulated Net Realized Loss                                        (24,142)
  Net Unrealized Appreciation                                           18,922
                                                                      --------
  Net Assets                                                          $982,937
                                                                      ========
Capital Shares Outstanding (Unlimited Number Authorized)                98,566

NET ASSET VALUE PER SHARE                                                $9.97
                                                                         =====


STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

INCOME
  Interest                                                             $   311
  Dividends (Net of withholding taxes of $136)                           5,912
                                                                       -------
  Total Income                                                           6,223

EXPENSES:
  Investment Advisory Fees                                               4,053
  Custodian Fees                                                         1,693
  Reports to Shareholders                                                1,333
  Professional Fees                                                      7,861
  Other                                                                  1,492
                                                                       -------
  Total Expenses before Waivers and Absorptions                         16,432
  Voluntary and Involuntary Expense Waivers and Absorptions by Advisor (11,439)
                                                                       -------
  Expenses, Net                                                          4,993
                                                                       -------
NET INVESTMENT INCOME                                                    1,230

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Loss on Investments                                     (21,145)
  Net Change in Unrealized Appreciation/Depreciation on Investments     16,223
                                                                       -------
NET LOSS                                                                (4,922)
                                                                       -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  ($ 3,692)
                                                                       =======

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                SIX MONTHS ENDED   PERIOD ENDED
                                                 JUNE 30, 1998    DEC. 31, 1997
                                                ----------------  -------------
                                                  (UNAUDITED)        (NOTE 1)
OPERATIONS:
  Net Investment Income                             $  1,230         $    890
  Net Realized Loss                                  (21,145)          (2,998)
  Net Change in Unrealized Appreciation/
    Depreciation                                      16,223            2,699
                                                    --------         --------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                         (3,692)             591

DISTRIBUTIONS:
  From Net Investment Income                          (1,508)            (890)
  In Excess of Net Investment Income                      --             (426)
                                                    --------         --------
  Total Distributions                                 (1,508)          (1,316)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                          399,052          705,151
  Proceeds from Reinvestment of Distributions          1,508            1,316
  Payment for Shares Redeemed                       (117,102)          (1,063)
                                                    --------         --------
  Increase in Net Assets from Capital Share
    Transactions                                     283,458          705,404
                                                    --------         --------
TOTAL INCREASE IN NET ASSETS                         278,258          704,679
                                                    --------         --------
NET ASSETS:
  Beginning of Period                                704,679               --
                                                    --------         --------
  End of Period                                     $982,937         $704,679
                                                    ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                38,402           71,125
  Issued in Reinvestment of Distributions                153              136
  Redeemed                                           (11,138)            (112)
                                                      ------           ------
  Net Increase in Shares of the Fund                  27,417           71,149
                                                      ======           ======

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

1. ORGANIZATION
   The Strong Schafer Value Fund II commenced operations on October 10, 1997, and is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1998, approximately 48% of the Fund's shares were owned by the separate accounts of one insurance company.
2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1998.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

   (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (E) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (F) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees and expenses are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at June 30, 1998 and unaffiliated directors' fees, excluding the effects of waivers and reimbursements, for the six months then ended were $7,935 and $750, respectively. The Advisor owns 50.9% of the outstanding shares of the Fund at June 30, 1998.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long term securities for the six months ended June 30, 1998 were $389,660 and $115,676, respectively.

5. INCOME TAX INFORMATION
   At June 30, 1998, the cost of investments in securities for federal income tax purposes was $963,496. Net unrealized appreciation of securities was $18,404, consisting of gross unrealized appreciation and depreciation of $83,156 and $64,752, respectively. At December 31, 1997, the Fund had a capital loss carryover of $2,998, which expires in 2005.




FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA (a)
                 ---------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                            --------------------------------------  -------------------------------------
                 Net Asset               Net Realized     Total                 In Excess                  Net Asset
                   Value,       Net     and Unrealized     from      From Net     of Net                     Value,
                 Beginning  Investment  Gains (Losses)  Investment  Investment  Investment      Total        End of
Period Ended     of Period    Income    on Investments  Operations    Income      Income    Distributions    Period
June 30, 1998 (b)  $ 9.90      $0.01         $0.08         $0.09      ($0.02)         --       ($0.02)        $9.97
Dec. 31, 1997 (c)   10.00       0.01         (0.09)        (0.08)      (0.01)     ($0.01)       (0.02)         9.90

                                                 RATIOS AND SUPPLEMENTAL DATA
                  ---------------------------------------------------------------------------------------
                                                      Ratio of
                              Net                    Expenses to      Ratio of Net
                            Assets,     Ratio of     Average Net       Investment               Average
                            End of      Expenses    Assets Without       Income     Portfolio  Commission
                   Total  Period (In   to Average  Voluntary Waivers   to Average    Turnover     Rate
Period Ended      Return  Thousands)   Net Assets   and Absorbtions    Net Assets      Rate       Paid
June 30, 1998 (b)  +0.9%     $983         1.2%*          2.0%*            0.3%*        14.1%    $0.0599
Dec. 31, 1997 (c)  -0.8%      705         1.5%*          1.5%*            0.7%*         3.1%     0.0603

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Inception date is October 10, 1997.  Total return and portfolio turnover rate are not annualized.

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